Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock, par value $0.01 per share, of BrightView Holdings, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 13, 2023.

KKR BRIGHTVIEW AGGREGATOR L.P.
By: KKR BrightView Aggregator GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR BRIGHTVIEW AGGREGATOR GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR NORTH AMERICA FUND XI L.P.
By: KKR Associates North America XI L.P., its general partner
By: KKR North America XI Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Json Carss, Director

KKR ASSOCIATES NORTH AMERICA XI L.P.
By: KKR North America XI Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jason Carss, Director

KKR NORTH AMERICA XI LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jason Carss, Director

KKR GROUP PARTNERSHIP L.P.
By: KKR Group Holdings Corp., general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR GROUP HOLDINGS CORP.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR GROUP CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR & CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR MANAGEMENT LLP

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

HENRY R. KRAVIS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact